Exhibit 99.01

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

12 January 2022

RECOMMENDED MERGER

of

AVAST PLC

with

NORTONLIFELOCK INC.

NortonLifeLock Financing Update

On 10 August 2021, the boards of Avast plc (“Avast” or the “Company”) and NortonLifeLock Inc. (“NortonLifeLock”) announced that they had reached agreement on the terms of a recommended merger of Avast with NortonLifeLock, in the form of a recommended offer by Nitro Bidco Limited (“Bidco”), a wholly-owned subsidiary of NortonLifeLock, for the entire issued and to be issued ordinary share capital of the Company (the “Merger”). The Merger is proposed to be effected by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act (the “Scheme”), and is subject to the terms and conditions set out in the scheme document that was published on 28 October 2021 (the “Scheme Document”). Save as otherwise defined, capitalised terms in this announcement have the same meanings as set out in the Scheme Document.

Financing update

NortonLifeLock is party (as borrower) to the Interim Facilities Agreement, and has the benefit of a (i) USD 3,600 million term loan interim facility B, (ii) USD 750 million term loan interim facility A1 and USD 3,500 million term loan interim facility A2, and (iii) USD 1,500 million interim revolving facility, in each case made available on a customary “certain funds” basis in order to, amongst other things, finance the cash consideration payable by NortonLifeLock to Avast Shareholders in connection with the Merger. Further details are set out in paragraph 10 of Part Eleven (Additional Information of Avast, NortonLifeLock and Bidco) of the Scheme Document.

Notwithstanding the availability of financing under the Interim Facilities Agreement, NortonLifeLock is looking to put in place certain long-term financing to replace the interim financing under the Interim Facilities Agreement from certain lenders, also on a customary “certain funds” basis, in order to, amongst other things, either refinance the Interim Facilities Agreement, or, to the extent applicable, to finance the cash consideration payable by NortonLifeLock to Avast Shareholders in connection with the Merger in an aggregate principal amount no less than the financing available under the Interim Facilities Agreement (the “Long Term Financing”). The Long Term Financing will be provided pursuant to a facilities agreement to be entered into by, among others, NortonLifeLock as borrower and BofA Securities, Inc., Wells Fargo Securities, LLC, The Bank of Nova Scotia, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Truist Securities, Inc., MUFG Bank, Ltd., BNP Paribas Securities Corp. and BMO Capital Markets Corp. as the Lead Arrangers (the “Arrangers”).

The Arrangers are proposing to syndicate certain senior secured credit facilities (the “Debt Facilities”) under the Long Term Financing to third party lenders and/or debt investors (the “Syndication”). To facilitate the Syndication, NortonLifeLock has, in consultation with the Arrangers, prepared a presentation to be provided to potential syndicatees of the Debt Facilities (the “Lender Presentation”).

Rule 20 disclosure

In accordance with Rule 20 of the Code, a copy of the Lender Presentation will be made available on NortonLifeLock’s website (at https://investor.nortonlifelock.com/) and Avast’s website (at https://investors.avast.com/) by not later than 12:00 noon (London time) on the business day immediately following the date of this announcement. The Scheme Document has already been made available on NortonLifeLock’s and Avast’s websites.

Enquiries:

NortonLifeLock
Mary Lai, Head of Investor Relations	IR@NortonLifeLock.com
Spring Harris, Head of Global Corporate Communications and PR	Press@NortonLifeLock.com
Evercore (Financial adviser to NortonLifeLock and Bidco)
Naveen Nataraj	+1 (0)212 857 3100
Edward Banks	+44 (0)20 7653 6000
Anil Rachwani
Swag Ganguly
Wladimir Wallaert
Sard Verbinnen (Communications adviser to NortonLifeLock)
Charles Chichester	+44 (0)20 7467 1050
John Christiansen	+1 (0)415 618 8750
Jared Levy	+1 (0)212 687 8080
Avast
Kalli Bowyer	IR@avast.com
Anca Timpescu
UBS (Financial adviser and Corporate Broker to Avast)	Tel: +44 207 567 8000
Christian Lesueur
Rahul Luthra
Jonathan Rowley
Aadhar Patel
Meera Sheth
J.P. Morgan Cazenove (Financial adviser and Corporate Broker to Avast)	Tel: +44 207 742 4000
Bill Hutchings
James Robinson
James Summer
Jonty Edwards
Finsbury Glover Hering (Communications adviser to Avast)	Avast-LON@fgh.com
Dorothy Burwell	Tel: +44 7733 294 930
Nidaa Lone	Tel: +44 7841 400 607

Kirkland & Ellis LLP and Macfarlanes LLP are retained as (respectively) US and UK legal advisers to NortonLifeLock. White & Case LLP is retained as legal adviser to Avast.

Important notices relating to financial advisors

Evercore Partners International LLP (“Evercore”), which is authorised and regulated by the FCA in the United Kingdom, is acting exclusively as financial adviser to NortonLifeLock and Bidco and no one else in connection with the Merger and will not be responsible to anyone other than NortonLifeLock or Bidco for providing the protections afforded to clients of Evercore nor for providing advice in connection with the matters referred to herein. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with any matter referred to herein or otherwise. Apart from the responsibilities and liabilities, if any, which may be imposed on Evercore by FSMA, or the regulatory regime established thereunder, or under the regulatory regime of any jurisdiction where exclusion of liability under the relevant regulatory regime would be illegal, void or unenforceable, neither Evercore nor any of its affiliates accepts any responsibility or liability whatsoever for the contents of this announcement, and no representation, express or implied, is made by it, or purported to be made on its behalf, in relation to any matter referred to herein, including its accuracy, completeness or verification, or any other statement made or purported to be made by it, or on its behalf, in connection with NortonLifeLock, Bidco or the matters described in this announcement. To the fullest extent permitted by applicable law, Evercore and its affiliates accordingly disclaim all and any responsibility or liability whether arising in tort, contract or otherwise (save as referred to above) which it or they might otherwise have in respect of this announcement or any statement contained herein.

UBS AG London Branch (“UBS”) is authorised and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorised by the PRA and subject to regulation by the FCA and limited regulation by the PRA in the United Kingdom. UBS provided financial and corporate broking advice to Avast and no one else in connection with the process or contents of this announcement. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this announcement or any other matter referred to herein.

J.P. Morgan Securities plc, which conducts its UK investment banking business as J.P. Morgan Cazenove, (“J.P. Morgan Cazenove”) and which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the PRA and the FCA, is acting exclusively as financial adviser to Avast and no one else in connection with the Merger and will not regard any other person as its client in relation to the Merger and shall not be responsible to anyone other than Avast for providing the protections afforded to clients of J.P. Morgan Cazenove or its affiliates, nor for providing advice in connection with the Merger or any matter or arrangement referred to herein.

No offer or solicitation

This announcement is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this announcement is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act.

The Merger will be implemented solely in accordance with the Scheme Document (or, in the event that the Merger is to be implemented by means of a Takeover Offer, the offer document), which contains the full terms and conditions of the Merger. This announcement does not constitute a prospectus or a prospectus exempted document.

Overseas shareholders

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, or who are subject to the laws of another jurisdiction, to execute and deliver the Form of Election may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction.

Copies of this announcement and any formal documentation relating to the Merger are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction, including any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Merger.

If the Merger is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and the Merger will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to Avast Shareholders in overseas jurisdictions are contained in the Scheme Document.

Notice to U.S. investors in Avast

The Merger relates to the shares of an English company and is being made by means of a scheme of arrangement under Part 26 of the Companies Act. A scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Exchange Act and other requirements of U.S. law. Accordingly, the Merger is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in England listed on the London Stock Exchange, which differ from the disclosure requirements of U.S. tender offer and proxy solicitation rules. If, in the future, Bidco exercises its right to implement the Merger by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., the Merger will be made in compliance with applicable U.S. laws and regulations.

The New NortonLifeLock Shares to be issued pursuant to the Merger have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New NortonLifeLock Shares to be issued pursuant to the Merger will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the U.S. Securities Act. If, in the future, Bidco exercises its right to implement the Merger by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New NortonLifeLock Shares. In this event, Avast Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to NortonLifeLock’s Investor Relations team identified above.

New NortonLifeLock Shares issued to persons other than “affiliates” of NortonLifeLock (defined as certain control persons, within the meaning of Rule 144 under the U.S. Securities Act) will be freely transferable under US law after the Merger. Persons (whether or not US persons) who are or will be “affiliates” of NortonLifeLock within 90 days prior to, or of the Combined Company after, the Effective Date will be subject to certain transfer restrictions relating to the New NortonLifeLock Shares under US law.

Neither the SEC nor any U.S. state securities commission has approved or disapproved of the New NortonLifeLock Shares to be issued in connection with the Merger, or determined if this announcement is accurate or complete. Any representation to the contrary is a criminal offence in the United States.

Financial information relating to Avast included in the Scheme Document has been prepared in accordance with accounting standards applicable in the United Kingdom and may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. GAAP. U.S. GAAP differs in certain significant respects from accounting standards applicable in the United Kingdom.

Avast is incorporated under the laws of England and Wales. In addition, some of its officers and directors reside outside the United States, and some or all of its assets are or may be located in jurisdictions outside the United States. Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Avast or its officers or directors on judgments of United States federal, state or district courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. It may not be possible to sue Avast or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

Forward-looking statements

This announcement contains certain forward-looking statements with respect to the NortonLifeLock Group and the Avast Group. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of the NortonLifeLock Group or the Avast Group, and (iii) the effects of government regulation on the business of the NortonLifeLock Group or the Avast Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include the possibility that the Merger will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganisation activities, interest rate and currency fluctuations, the inability of the Combined Company to realise successfully any anticipated synergy benefits when (and if) the Merger is implemented, the inability of the Combined Company to integrate successfully the operations of the NortonLifeLock Group and the Avast Group when (and if) the Merger is implemented and the Combined Company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Merger when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of NortonLifeLock’s most recent reports on Form 10-K and Form 10-Q, the NortonLifeLock Proxy Statement and the NortonLifeLock Prospectus, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to the NortonLifeLock Group or the Avast Group or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. None of NortonLifeLock, Bidco or Avast undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No profit forecasts or estimates

No statement in this announcement is intended as, or is to be construed as, a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per ordinary share, for NortonLifeLock or Avast, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for NortonLifeLock or Avast, respectively.

Publication on website

A copy of this announcement will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on NortonLifeLock’s website (https://investor.nortonlifelock.com/) by no later than 12 noon London time on the business day following the date of this announcement. Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.

Requesting hard copy documents

In accordance with Rule 30.3 of the Code, a person so entitled may request a copy of this announcement (and any information incorporated into it by reference to another source) in hard copy form free of charge. A person may also request that all future documents, announcements and information sent to that person in relation to the Merger should be in hard copy form. For persons who have received a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement will not be sent unless so requested from Avast by contacting Avast’s registrars, Equiniti, at Aspect House, Spencer Road, Lancing BN99 6DA or, between 8.30 a.m. and 5.30 p.m. Monday to Friday (except UK public holidays), on 0371 384 2030 from within the UK or +44 121 415 7047 if calling from outside the UK (calls are charged at the standard geographic rate and will vary by provider; calls from outside the UK will be charged at the applicable international rate) or from NortonLifeLock by contacting Investor Relations at IR@NortonLifeLock.com, as appropriate.

Information relating to Avast Shareholders

Please be aware that addresses, electronic addresses and certain other information provided by Avast Shareholders, persons with information rights and other relevant persons for the receipt of communications from Avast may be provided to Bidco during the Offer Period as required under Section 4 of Appendix 4 of the Code to comply with Rule 2.11(c) of the Code.

Important Information

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial advisor duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are a resident in the United Kingdom or, if not, from another appropriately authorised independent financial advisor.

Dealing and opening position disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.